Supplement dated October 8, 2014 to the following Prospectus dated May 1, 2014:

- Variable Group Universal Life (for Fidelity Plan Participants)

Effective January 1, 2015, Fidelity will be terminating its employee Variable Group Universal Life (VGUL) insurance coverage. Except as otherwise provided below, upon termination of Fidelity's VGUL coverage, VGUL certificates will terminate and any cash value will be distributed to you. Please consult with your tax advisor about whether there are any potential tax issues for your particular circumstances.

Termination of Fidelity's VGUL coverage shall:

- not terminate insurance coverage in force on January 1, 2015, which is in place pursuant to the group policy's continuation provision, and

- have no effect on the claim of any insured under the Policy Rider Waiver Agreement who was totally and permanently disabled as set forth in the Policy Rider Waiver Agreement prior to January 1, 2015, and who remains totally and permanently disabled on January 1, 2015.
















Investors should retain this supplement for future reference.
F82008 10-2014